Exhibit 99.1

FOR IMMEDIATE RELEASE

Media contact:	Investors contact:
Neila Matheny	Karen Haus or Elaine Chen
Engage PR	Market Street Partners
(510) 748-8200, ext. 215	(408) 215-5658
nmatheny@engagepr.com	ir@merunetworks.com

MERU NETWORKS REPORTS RECORD THIRD QUARTER 2010

FINANCIAL RESULTS

Meru adds record number of new customers, posts 41% increase in year-over-year products and services revenues

SUNNYVALE, Calif., October 27, 2010 – Meru Networks, Inc., (NASDAQ:MERU), the leader in 802.11n virtualized wireless LAN solutions for enterprise networking, today announced its financial results for the quarter ended September 30, 2010.

Third Quarter Financial and Operational Highlights

•	Total revenues of $21.8 million, up 22% year-over-year.

•	Products and services revenues of $19.3 million, up 41% year-over-year.

•	Increased installed base to over 4,000 customers, up over 50% year-over-year.

Third Quarter Fiscal Year 2010 Financial Results

Total revenues for the third quarter of fiscal year 2010 were $21.8 million, up 22% from $17.8 million in the third quarter of fiscal year 2009. Products and services revenues for the third quarter of fiscal year 2010 were $19.3 million, up 41% from the $13.6 million reported in the third quarter of fiscal year 2009.

Net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $0.8 million for the third quarter of 2010, or net loss per share of $0.05, compared to a net loss of $5.0 million, or net loss per share of $13.06, for the same period of fiscal year 2009. GAAP results for the third quarter of 2010 included stock-based compensation expense of $1.1 million. GAAP results for the third quarter of 2009 included stock-based compensation expense of $157,000, and a $5.0 million expense related to the adjustment to fair value of the warrant liability.

Meru reported third quarter fiscal year 2010 non-GAAP net income of $342,000, or $0.02 per fully diluted share, compared to non-GAAP net income of $165,000, or $0.01 per fully diluted share, for the third quarter of fiscal year 2009. Non-GAAP results for both periods exclude the impact of stock-based compensation, and results for the third quarter of 2009 also exclude the impact of adjustments to the fair value of the warrant liability. Please refer to the reconciliation of GAAP to non-GAAP results provided at the end of this release.

“This was another very strong quarter for Meru, with record financial results as well as the addition of more than 500 new customers during the quarter,” said Ihab Abu-Hakima, president and chief executive officer of Meru Networks. “We believe the growing proliferation of wireless devices such as the iPhone, iPad, Android phones and PC tablet devices, as well as the evolution of wireless networks to business critical enterprise infrastructure has helped fuel the strong uptake for our solutions.”

Abu-Hakima continued, “We are pleased to see that what we have referred to as the All-Wireless Enterprise™ is becoming more commonplace, and that more organizations across major verticals and geographies are selecting Meru’s virtualized wireless LAN solution to run their business critical operations.”

Third Quarter Business Highlights

•

Introduced Meru Networks SG1000 Wireless Security, making Meru the only WLAN provider delivering 802.11n solutions built to the National Institute of Standards and Technology’s highest level FIPS 140-2 Level 3 security specifications.

•	Recipient of the 2010 Inc. 500|5000 Award and Deloitte Technology Fast 500 Award.

•	Added industry veteran Stan Meresman to its Board of Directors.

Examples of third quarter wins and production deployments include:

•	Largest privately-owned furniture retail chain in the UK.

•	Project EDUCAT 1X1, a 1 child, 1 PC program, across 130 schools in Spain.

•	A municipal government for the world’s largest metropolitan city.

•	One of the largest cruise lines.

•	One of the largest aircraft manufacturers.

•	One of the world’s largest construction & engineering companies.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its third quarter results, today, October 27th at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial 1-877-852-2926 (domestic) and 1-253-237-1123 (international) and reference conference ID 15037306.

A telephone replay will be available two hours following the conclusion of the call for a period of 30 days and can be accessed by dialing (800) 642-1687 for domestic callers and (706) 645-9291 for international callers. The call ID for the replay is 15037306. The live and archived webcast of the third quarter 2010 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks, Inc.

Founded in 2002, Meru Networks, Inc, provides a virtualized wireless LAN solution that cost-effectively optimizes the enterprise network to deliver the performance, reliability, predictability and operational simplicity of a wired network, with the advantages of mobility. Meru’s solution represents an innovative approach to wireless networking that utilizes virtualization technology to create an intelligent and self-monitoring wireless network, and enables enterprises to migrate their business-critical applications from wired networks to wireless networks, and become all-wireless enterprises. Meru is headquartered in Sunnyvale, CA, and has operations in the Americas, Europe, the Middle East and Asia Pacific. For more information, visit www.merunetworks.com.

##

This press release contains forward-looking statements and information. All statements other than statements of historical facts on this website, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “might,” “objective,” “estimate,” “continue,” “anticipate,” “project,” “intend,” “will,” “should,” “could,” “plan,” “future,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These forward-looking statements include but are not limited to our expectations regarding market demand for our products and services and our expectations regarding our business strategy, position, and future business and financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the market for our products and solutions continue to develop and grow, our limited operating history, our ability to compete effectively, our ability to increase market awareness of our brand and solutions and our ability to continue to utilize our technology and protect our intellectual property rights, and a number of other factors out of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. The risks and uncertainties include those described in Meru Networks’ documents filed with or furnished to the Securities and Exchange Commission.

These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risk and uncertainties. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. We cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Any forward-looking statement speaks only as of its date. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss), which excludes stock-based compensation expense and adjustments to the fair value of the warrant liability. Meru believes that its non-GAAP net income (loss) provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Meru believes that all of these excluded expenses and income do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	September 30, 2010	December 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$68,778	$21,283
Accounts receivable, net	5,345	5,967
Inventory	3,038	2,833
Deferred inventory costs, current portion	2,046	4,547
Prepaid expenses and other current assets	1,432	1,382

Total current assets	80,639	36,012

Property and equipment, net	753	698
Deferred inventory costs, net of current portion	95	1,419
Other assets	347	283

TOTAL ASSETS	$81,834	$38,412

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT):

CURRENT LIABILITIES:
Accounts payable	$2,411	$3,310
Accrued liabilities	9,712	6,989
Long-term debt, current portion	4,150	11,447
Deferred revenue, current portion	14,313	18,864
Warrant liability	—	18,939

Total current liabilities	30,586	59,549

Long-term debt, net of current portion	—	2,808
Deferred revenue, net of current portion	3,915	6,248

Total liabilities	34,501	68,605

Convertible preferred stock	—	125,255

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	—	—
Common stock	8	1
Additional paid-in capital	241,696	3,211
Accumulated other comprehensive loss	(43)	(43)
Accumulated deficit	(194,328)	(158,617)

Total stockholders’ equity (deficit)	47,333	(155,448)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$81,834	$38,412

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
REVENUES:
Products	$16,710	$12,052	$45,727	$31,809
Support and services	2,571	1,583	7,431	3,907
Ratable products and services	2,556	4,209	9,200	14,526

Total revenues	21,837	17,844	62,358	50,242

COSTS OF REVENUES:
Products	5,876	4,495	15,912	12,252
Support and services	611	355	1,582	595
Ratable products and services	1,311	2,119	4,928	7,261

Total costs of revenues *	7,798	6,969	22,422	20,108

Gross profit	14,039	10,875	39,936	30,134

OPERATING EXPENSES:
Research and development *	3,124	2,386	8,960	7,086
Sales and marketing *	8,653	6,106	24,168	18,723
General and administrative *	2,801	1,854	7,816	5,318

Total operating expenses	14,578	10,346	40,944	31,127

Income (loss) from operations	(539)	529	(1,008)	(993)

Interest expense, net	(182)	(384)	(660)	(1,512)
Other income (expense), net	12	(5,057)	(33,848)	(6,777)

Loss before provision for income taxes	(709)	(4,912)	(35,516)	(9,282)

Provision for income taxes	88	49	195	147

Net loss	(797)	(4,961)	(35,711)	(9,429)

Accretion on convertible preferred stock	—	—	—	221

Net loss attributable to common stockholders	$(797)	$(4,961)	$(35,711)	$(9,208)

Net loss per share of common stock, basic and diluted	$(0.05)	$(13.06)	$(3.37)	$(24.48)

Shares used in computing net loss per share of common stock, basic and diluted	15,916,542	379,742	10,595,022	376,137

* Includes stock-based compensation expense as follows:
Costs of revenues	$58	$15	$132	$41
Research and development	231	27	532	70
Sales and marketing	308	61	687	188
General and administrative	542	54	1,294	139

	$1,139	$157	$2,645	$438

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
GAAP net loss	$(797)	$(4,961)	$(35,711)	$(9,429)
Plus:
a) Stock-based compensation	1,139	157	2,645	438
b) Adjustment of fair value of warrant liability	—	4,969	33,620	6,583

Non-GAAP net income (loss)	$342	$165	$554	$(2,408)

GAAP net loss per share of common stock, basic	$(0.05)	$(13.06)	$(3.37)	$(24.48)*

Plus:
a) Stock-based compensation	0.07	0.41	0.25	1.17
b) Adjustment of fair value of warrant liability	—	13.08	3.17	17.50

Non-GAAP net income (loss) per share of common stock, basic	$0.02	$0.43	$0.05	$(5.81)*

Non-GAAP net income (loss) per share of common stock, diluted	$0.02	$0.01	$0.03	$(5.81)*

Shares used in computing basic net income (loss) per share of common stock	15,916,542	379,742	10,595,022	376,137

Shares used in computing diluted Non-GAAP net income (loss) per share of common stock	17,611,167	11,640,733	16,128,719	376,137

GAAP income (loss) from operations	$(539)	$529	$(1,008)	$(993)

Plus stock-based compensation:
Costs of revenues	58	15	132	41
Research and development	231	27	532	70
Sales and marketing	308	61	687	188
General and administrative	542	54	1,294	139

	$1,139	$157	$2,645	$438

Non-GAAP income (loss) from operations	$600	$686	$1,637	$(555)

*	Per share calculation reflects $221K accretion on convertible preferred stock in Q1 2009.

MERU NETWORKS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Nine months ended September 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(35,711)	$(9,429)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	434	408
Stock-based compensation	2,645	438
Adjustment of fair value of warrant liability	33,620	6,583
Accrued interest on convertible promissory notes	—	201
Amortization of debt issuance costs	81	101
Bad debt expense	(57)	23
Changes in operating assets and liabilities:
Accounts receivable, net	679	(410)
Inventory	(205)	257
Deferred inventory costs	3,825	6,029
Prepaid expenses and other assets	(784)	(274)
Accounts payable	(899)	1,131
Accrued liabilities	3,353	743
Deferred revenue	(6,884)	(8,997)

Net cash provided by (used in) operating activities	97	(3,196)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(489)	(60)

Net cash used in investing activities	(489)	(60)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net	57,075	—
Proceeds from exercise of stock options	265	30
Proceeds from exercise of convertible preferred stock warrants	716	—
Proceeds from issuance of convertible preferred stock and warrants, net of issuance costs	—	20,632
Proceeds from issuance of convertible promissory notes	—	3,170
Proceeds from long-term debt and line of credit	4,986	16,803
Repayment of long-term debt and line of credit	(15,172)	(19,374)

Net cash provided by financing activities	47,870	21,261

Effect of exchange rate changes on cash and cash equivalents	17	(5)

NET INCREASE IN CASH AND CASH EQUIVALENTS	47,495	18,000

CASH AND CASH EQUIVALENTS — Beginning of period	21,283	5,172

CASH AND CASH EQUIVALENTS — End of period	$68,778	$23,172